SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 3, 2004

ACTIVCARD CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50223	450485038
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6623 Dumbarton Circle, Fremont, California	94555
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 574-0100

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

On February 3, 2004, ActivCard Corp. issued a press release announcing the resignation of its Chief Executive Officer, George Garrick. A copy of this press release is furnished herewith as Exhibit 99.1.

Item 12. Results of Operations and Financial Condition

On February 3, 2004, ActivCard Corp. issued a press release announcing the preliminary results of operations for its fiscal quarter and year ended December 31, 2003. A copy of this press release is furnished herewith as Exhibit 99.1.

The furnishing of this information is not intended to, and does not, constitute a determination or admission by the Company that such additional information is material, or that investors should consider this information before making an investment decision with respect to any security of the Company. The information set forth under Item 12 and Exhibit 99.1 is furnished and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 3, 2004

ACTIVCARD CORP.

By:	/s/ BLAIR W. GEDDES

Blair W. Geddes Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated February 3, 2004.